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                                                                 EXHIBIT 10.5(b)

                              SUBLEASE AMENDMENT
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     THIS AGREEMENT, is made this 24th day of July 1997, by and between Imperial
Credit Industries, Inc., a California corporation, ("Sublessor") and Imperial Credit Mortgage Holdings, Inc., a Maryland corporation, ("Sublessee").

                                  WITNESSETH:

     WHEREAS, pursuant to a Sublease dated February 12, 1997, Sublessee entered into a Sublease with respect to a premises, commonly known as 20317 Irvine Avenue, Building "A", Santa Ana Heights, California.

     WHEREAS, the term of the Sublease is presently scheduled to expire on February 14, 1999.

     WHEREAS, the parties desire to provide for an adjustment to the square footage occupied effective August 1, 1997.

     NOW, THEREFORE, the parties agree as follows:

     1. LEASED PREMISES. The parties agree that the Sublease area occupied by Imperial Credit Mortgage Holdings, Inc. is 30,495 rentable square feet.

     2. MONTHLY RENT. The parties agree that as of the effective date of this Sublease Amendment, Sublessee shall pay to Sublessor a monthly rental in the amount of $35,679.15.

All other terms and conditions of the Master Lease dated January 2, 1992 and the Sublease dated February 12, 1997 shall remain the same.


SUBLESSOR:                               SUBLESSEE:

IMPERIAL CREDIT INDUSTRIES, INC.         IMPERIAL CREDIT MORTGAGE HOLDINGS, INC.


By: /s/ Edward L. Pollard                By:  /s/ Richard J. Johnson
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Its:  Executive Vice President/COO       Its:
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Date: August 12, 1997                    Date:  July 24, 1997
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